ACCRUED EXPENSES AND OTHER LIABILITIES (Tables)	6 Months Ended
Jun. 30, 2025
Debt Disclosure [Abstract]
SCHEDULE OF ACCRUED EXPENSES AND OTHER LIABILITIES

	As of June 30, 2025	As of December 31, 2024
	(Unaudited)	(Audited)
Accrued legal expenses (i)	$2,849,585	$2,750,034
Accrued payroll and welfare	335,696	332,495
Payable for purchase of property, plant and equipment	1,042,678	1,084,723
Interest payable	550,301	345,016
Other payable for endorsed notes receivable	-	131,564
Accrued professional fees	1,778,832	1,650,837
Others	22,483	31,141
Total	$6,579,575	$6,325,810

(i)

Accrued legal expense- On May 18, 2022, a customer of the Company filed a lawsuit in Guiyang Municipal Huaqi District People’s Court, Guizhou Province, against Huizhou Jingyang for failure to pay pursuant to the terms of the contract for selling battery packs. The plaintiff sought a total amount of $836,537 (RMB5,769,760) for the relevant battery replacing cost and labor cost. On June 13, 2022, the Court rebuked Huizhou Jingyang’s appeals. On March 6, 2023, the Court entered into a judgment that Huizhou Jingyang was liable for the above mentioned expenses. The Company thus accrued the legal expense of $0.8 million (RMB5.8 million) in full as of June 30, 2025 and 2024 accordingly.

On March 7, 2024, a customer of the Company filed a lawsuit in Zhengzhou, Henan Providence against Huizhou Jingyang and Jingyang Power (Ganzhou), a subsidiary of the Company, demanding compensation in the amount of RMB 13,077,192 ($1.8 million) for losses caused by a product quality issue. On December 3, 2024, the court ordered Huizhou Jingyang to pay the plaintiff a battery replacement fee of RMB2,980,724 ($414,235), as well as other fees in the aggregate amount of RMB162,436 ($22,574), within ten days after the judgment was to take effect. The other claims were dismissed. The company has accepted the judgment and recognized RMB3,143,160 ($436,809) as estimated liability as at June 30, 2025 and December 31, 2024.